UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2008

I.C. ISAACS & COMPANY, INC.
(Exact name of registrant as specified in its charter)

        Delaware                                                                                                  0-23379                                                                    52-1377061
         (State or other jurisdiction of                                                                        (Commission File                                                           (IRS Employer
        incorporation or organization)                                                                               Number)                                                                Identification No.)

475 10th Avenue, 9th Floor, New York, NY 10018
(Address, including zip code, of principal executive offices)

(646) 459-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On July 29, 2008, I.C. Isaacs & Company, Inc. (the “Company”) adjourned its Annual Stockholders’ Meeting (the “Meeting”) and announced that the Meeting will be reconvened on August 14, 2008 at 11 a.m. at the offices of Kramer Levin Naftalis & Frankel LLP, located at 1177 Avenue of the Americas, New York, New York 10036, to consider and vote on the election of nine directors, each to hold office until the Company’s 2009 annual meeting of stockholders, and the ratification of the appointment of Mahoney Cohen & Company, CPA, P.C. as the Company’s independent registered public accounting firm for the year ended December 31, 2008.

The information in this Form 8−K is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    I.C. Isaacs & Company, Inc.

Date: August 4, 2008                                        By: /s/ Timothy J. Tumminello
                                                        Timothy J. Tumminello
                                                        Vice President and Controller,
                                                        Interim Principal Financial Officer